                                                                    EXHIBIT 10.7


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Warrant No. 2                                                         Void after
                                                                 August 12, 2001


                             MICHAEL HOLDINGS, INC.

                             STOCK PURCHASE WARRANT

         This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to Cambrian Capital Partners, L.P., a Delaware limited partnership (the "Holder") by Michael Holdings, Inc., a Texas corporation (the "Company").

         1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company 38,671 shares of its common stock (the "Common Stock").

         2. Exercise Period. This Warrant is exercisable at any time and from time to time and, except as provided below, shall remain so exercisable from the date hereof until August 12, 2001 (the "Exercise Period") on which date this Warrant shall terminate and no longer be exercisable.

         3. Exercise Price. The exercise price (the "Exercise Price") for the Warrants exercised shall be $8.00 per share of the Common Stock purchased by the Holders.

         4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Sections 1 and 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                 (i) the surrender of the Warrant, together with a duly executed copy of a subscription notice in substantially the form of Exhibit A attached hereto, to the Secretary of the Company at its principal offices; and

                 (ii) the payment to the Company of an amount equal to the aggregate Exercise Price in cash or in a certified cashier's check for the number of shares of Common Stock being purchased.




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         Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of the Warrant shall be reduced by such designated number of shares of Common Stock, and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new Warrant for such balance of shares of Common Stock.

         5.      Exercise by Exchange of Warrant.

         (a) In addition to and without limiting the rights of the Holder under the terms hereof, at any time after the Common Stock is traded on a national securities exchange the Warrant (or any subdivision thereof) may be exercised by being exchanged in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to the Warrant designated by the Holder hereon on the date of the exercise and (y) the aggregate Exercise Price of the Warrant otherwise payable by the Holder hereof for such designated shares of Common Stock. Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of the Warrant shall be reduced by such designated number of shares of Common Stock, and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new Warrant for such balance of shares of Common Stock. No payment of any cash or other consideration shall be required or permitted. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a duly executed subscription notice substantially in the form of Exhibit A attached hereto from the Holder hereof that the exchange pursuant to this section be made. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder hereof of cash in the amount of such fraction multiplied by the fair market value of the Shares on the date of exchange. Any tax liability related to such transaction shall be paid by the Holder.

         (b) The "fair market value" of Common Stock, as used in the immediately preceding paragraph, shall mean, as to any exercise date, (i) the last sale price of the Common Stock reported on a national securities exchange or the Nasdaq National Market, (ii) the last sale price regular way for the Common Stock as reported in the consolidated transaction reporting system on which the Common Stock may then be listed for trading, (iii) if the Common Stock is not quoted on the Nasdaq National Market or is not listed for trading on a national securities exchange, the closing bid price as published by Nasdaq (or, if such price is not so published by Nasdaq, the average of the high and low bid prices for the Common Stock on such exercise date, as furnished by any National Association of Securities Dealers, Inc. ("NASD") member firm selected from time to time by the Company for such purpose) or (iv) if the Common Stock is not quoted on the Nasdaq National Market, is not listed for trading on a national securities exchange or neither Nasdaq nor an NASD member firm publishes a bid price for the Common Stock, the fair market value of the Common Stock shall be determined in good faith by the Company as of the exercise date.





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

         If the exercise date is not a business day, then the "fair market value" shall be calculated using the next day immediately following the exercise date on which the national securities system, the Nasdaq National Market or any other quotation system used to determine the "fair market value" of the Common Stock is open for business.

         6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares of Common Stock so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

         7.      Representations and Covenants of Company.

         (a) Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of shares of Common Stock specified herein. The Company further covenants that such shares of Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable shares of Common Stock and free from all taxes, liens and charges with respect to the issuance thereof.

         (b) Authorized, Issued and Outstanding Shares. The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock, $0.01 par value, of which 773,425 shares are issued and outstanding and 226,575 shares are held in its treasury, and 50,000,000 shares of preferred stock of which -0- shares are issued and outstanding. There are no outstanding or authorized options, warrants (other than this Warrant and that certain Warrant to Purchase Shares of Common Stock granted to Dale L. Schwarzhoff for 15,000 shares of Common Stock, subject to adjustment as provided therein), subscriptions, calls, conversions or other rights, contracts, agreements or commitments or undertakings of any kind (except for options which may be granted under the Company's 1998 Stock Option Plan) obligating the Company to issue, sell, purchase, or redeem any shares of capital stock of the Company or any other securities convertible into, exchangeable for or evidencing the right to subscribe to any shares of capital stock or other ownership interest in the Company.

         (c) Issuance of Stock Options. The Company hereby covenants that any stock options granted by the Company pursuant to the Company's 1998 Stock Option Plan (the "Plan") to purchase any of the shares of Common Stock reserved for issuance under the Plan, shall have an exercise price which shall not be less than the fair market value of the Common Stock on the date of grant of such stock options.

         8. Anti-Dilution. The number of and kind of shares of Common Stock purchasable upon exercise of this Warrant (with respect to subsection (c) below) and the Exercise Price shall be subject to adjustment from time to time as follows:





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
         (a) Subdivisions, Combinations and Issuance of Additional Shares. If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock by split-up or otherwise, (ii) combine its Common Stock or (iii) issue additional shares of authorized but unissued Common Stock for cash or non-cash consideration less than the Exercise Price, the number of shares of Common Stock available upon the exercise of the Warrant shall be proportionately increased in the case of any subdivision or issuance of additional shares or proportionately decreased in the case of a contribution. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of shares of Common Stock purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (b) Stock Dividends and Distributions. In case the Company shall at any time while this Warrant is outstanding and unexpired pay a dividend with respect to Common Stock payable in shares of such stock, or make any other distribution of securities or property with respect to such stock (except any distribution provided for in Section 8(a) or 8(c) herein), then (A) the Exercise Price in effect immediately prior to the record date for distribution of such dividend or in the event that no record date is fixed, upon the making of such dividend shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction
(i) the numerator of which shall be the total number of shares of such stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of such stock outstanding immediately after such dividend and (B) the number of shares of Common Stock purchasable under this Warrant in effect immediately prior to the record date for distribution of such dividend or in the event no record date is fixed, upon the making of such dividend shall be adjusted to that number of shares determined by multiplying the number of shares of Common Stock purchasable under this Warrant immediately prior to such record date by a fraction, (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend; provided, however, that in no event shall any adjustment to the Exercise Price or number of shares of Common Stock purchasable under this Warrant be made upon the payment of a cash dividend or cash distribution or interest payment by the Company on any of its securities.

         (c) Reclassification, Reorganization and Consolidation. In case of any reclassification, conversion, capital reorganization, consolidation or merger with or into any other entity (including, without limitation, any transaction or series of transactions whereby the Company becomes a subsidiary of another entity), transfer of all or substantially all of the properties or assets of the Company or its Subsidiaries, or change in the Common Stock (other than as provided for in Sections 8(a) and (b) above), then, as a condition of such reclassification, conversion, reorganization, consolidation, merger, transfer or change, as the case may be, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that such Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, conversion, reorganization, consolidation, merger, transfer or change, as the case may be, by a holder of the same number of shares of Common Stock as were purchasable by the Holder of this Warrant immediately prior to such reclassification, conversion, reorganization, consolidation, merger, transfer or change, as the case may be. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. Upon any reorganization, consolidation, merger or transfer referred to in this Section 8(c), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock, other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or transfer, as the case may be and shall be binding upon the issuer of any such stock or other securities including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         (d) No Dilution or Impairment. The Company covenants that it will not, by amendment of its articles of incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company covenants that it (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrant, and (iii) will not consolidate with or merge with or into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), or permit the creation of, or allow its shareholders to create, an entity which is a holding company or a parent corporation or other entity holding all of the Company's equity securities, unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

         (e) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

         9. No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant, and the number of shares of stock issued upon exercise of this Warrant shall be rounded to the nearest whole share.

         10. No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the shares of Common Stock purchasable





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
hereunder, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

         11. Exchange of Warrant. Subject to any restriction upon transfer set forth in this Warrant, each Warrant may be exchanged for another Warrant or Warrants of like tenor and representing in the aggregate a like number of Warrants. Any Holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the Warrant or Warrants to be so exchanged.

         12. Mutilated or Missing Warrants. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company. An applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         13. Payment of Taxes. The Company will pay all taxes (other than any income taxes or other similar taxes), if any, attributable to the initial issuance of the Warrant and the issuance of the shares of Common Stock upon the exercise of the Warrant, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of the issuance or delivery of any Warrant, or the transfer thereof, and no such issuance, delivery or transfer shall be made unless and until the person requesting such issuance or transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that no such tax is payable or such tax has been paid.

         14. Warrant Register. The Warrants shall be numbered and shall be registered in a Warrant Register (hereinafter defined) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

         15.     Transfer of Warrants.

         (a) By accepting this Warrant, the Holder hereby agrees that such Warrant, and any shares of Common Stock issuable hereunder, will be held for investment purposes only and not with a view to resell. This Section 15(a) shall be binding upon the Holder and its heirs, successors and assigns.

         (b) Notwithstanding Section 15(a) or any other provision herein contained, the Warrants shall be transferable on the books of the Company (the "Warrant Register") only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified shall be deposited with the Company.
In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause a Warrant to be transferred on its books to any person, unless (i) such Warrant and the shares of Common Stock issuable upon exercise of such Warrant are registered under a valid and effective registration statement under the Securities Act of 1933, as amended, and applicable state blue sky laws or (ii) the Company receives a written opinion of counsel satisfactory to the Company that registration is not required under such act. Any shares of Common Stock issued pursuant to this Warrant shall bear legends describing, among other things, restrictions on transfer.

         16.     Registration Rights.

         16.1 Registration Under the Securities Act of 1933. Upon exercise, in part or in whole, of the Warrants, certificates representing the shares Common Stock and any other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend:

         The securities represented by this certificate may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         16.2 Piggyback Registration. If, at any time commencing after the date hereof the Company registers any of its securities under the Securities Act of 1933, as amended, or any successor statute thereto (the "Act") (such period being hereinafter referred to as the "Registration Period"), the Company proposes to register any of its securities under the Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4, Form S-8 or any successor form thereto) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to all Holders of the Warrants and/or the Warrant Securities of its intention to do so. If the Holders of the Warrants and/or Warrant Securities notify the Company within fifteen (15) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Holders of the Warrants and/or Warrant Securities the opportunity to have such Warrant Securities registered under such registration statement, except as otherwise provided herein. In the case of the registration of shares of its common stock by the Company in





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
connection with an underwritten public offering, the Company shall not be required to register Warrant Securities in excess of the amount, if any, of Warrant Securities that the principal underwriter of an underwritten offering shall reasonably and in good faith agree in writing to include in such offering.

         Notwithstanding the provisions of this Section 16.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 16.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         16.3    Demand Registration.

         (a) At any time during the Exercise Period, the Holders of the Warrant Securities representing 51% of the Common Stock (assuming the exercise of all of the Warrants), issued pursuant to this Warrant shall have the right (which right is in addition to the registration rights under Section 16.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Underwriter and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for twelve (12) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request. Anything herein to the contrary notwithstanding, the Company shall be obligated to take any action to comply with this Section 16.3 on only one occasion.

         (b) The Company covenants and agrees to give written notice of any registration request under this Section 16.3 by the majority of the Holders to all other a registered Holders of the Warrants and the Warrant Securities within ten (10) days from the date of the receipt of any such registration request.

         (c) In addition to the registration rights under Section 16.2 and subsection (a) of this Section 16.3, at any time commencing after and expiring ten (10) years thereafter, any Holder of Warrants and/or Warrant Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for twelve
(12) consecutive months by any such Holder of its Warrant securities; provided, however, that the provisions of Section 16.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

         (d) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within forty-five (45) days of the receipt of the written notice specified in Section 16.3(a), the Company agrees that upon written notice by the Holders of the Warrants and/or Warrant Securities representing more than 50% of the





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
Warrants and the Warrant Securities, at that time outstanding (assuming the exercise of all of the Warrants) it shall repurchase (i) any and all Warrant Securities at the higher of the fair market value (as defined in Section 5(b)) per share of Common Stock on (x) the date of the notice sent pursuant to
Section 16.3(a) or (y) the expiration of the period specified in Section 16.4(a) and (ii) any and all Warrants at such fair market value less the exercise prices of such Warrants. Such repurchase shall be in immediately available funds and shall close within two (2) days after the latter of (i) the expiration of the period specified in Section 16.4(a) of (ii) the delivery of the written notice of election specified in this Section 16.3(d).

         16.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 16.2 or 16.3 hereof, the Company covenants and agrees as follows:

         (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand pursuant to Section 16.3, shall use its good faith efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectus as shall reasonably be requested.

         (b) The Company shall pay all costs (excluding transfer taxes, if any, and fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 16.2 and 16.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Holder(s) will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 16.3(c). If the Company shall fail to comply with the provisions of Section 16.4(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), be liable for any or all incidental, special and consequential damages and damages due to loss of profit sustained by the Holder(s) requesting registration of their Warrant Securities.

         (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

         (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, as a result of any violation by the Company of the Act, any state securities or "blue sky" laws or any rule or regulation thereunder, except to the extent the Company is to be indemnified for such items pursuant to Section 16.4(e) below.

         (e) The Holder(s) of the Warrant Securities to be sold pursuant to the registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

         (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

         (g) The Company shall not permit the inclusion of any securities other than the Warrant Securities and Securities issued by the Company to be included in any registration statement filed pursuant to Section 16.3 hereof, without the prior written consent of the Underwriter.

         (h) With respect to a registration statement filed pursuant to Sections 16.3, the Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

         (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

         (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws and rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

         (k)     With respect to a registration statement filed pursuant to
Section 16.3, the Company shall enter into an underwriting agreement with the managing underwriter, reasonably satisfactory to the Company, selected for such underwriting by Holders holding a majority of the Warrant Securities requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

         16.5 Public Sale without Registration. In no event shall the Company be obligated to register any Warrant Securities if, in the opinion of counsel to the Company, in form and substance acceptable to Holders, all of the Warrant Securities proposed to be registered may be sold publicly without restrictions and without registration under the Act.

         17. Successors and Assigns. The terms, provisions and rights evidenced by this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

         18. Amendments and Waivers. Except for the number of shares purchasable under this Warrant and except for the Exercise Price (as set forth in Section 3 hereof), any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of sixty-six and two thirds (66 2/3%) of the total number of shares of Common Stock issuable pursuant to this Warrant and other warrants of like tenor and effect (except for variations necessary to express the name of the holder) issued of even date herewith. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any shares of Common Stock purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such shares of Common Stock, and the Company.

         19. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE POSSIBLE APPLICATION OF PRINCIPLES OF CONFLICT OF LAWS.

         20. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) If to Holder, at Two Houston Center, 909 Fannin, Suite 3100, Houston, Texas 77010, or at the last known address appearing on the books of the Company maintained for such purpose.

         (b)     If to the Company

                 Michael Holdings, Inc.
                 13101 Northwest Freeway
                 Suite 320
                 Houston, Texas 77040
                 Attention: President

or such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail.

         21. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PERMITTED BY LAW, EACH OF THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE TERM NOTE, THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED THEREBY, BEFORE OR AFTER MATURITY.

         22.     Arbitration.

         (a) Holder and the Company (the "parties") will attempt in good faith to resolve any controversy or dispute arising out of or relating to this Agreement promptly by negotiations between themselves. The negotiation process may be started by the giving of written notice by any party to the other parties in accordance with the terms of Section 20 hereof, and the parties agree to negotiate in good faith, and select an independent mediator to facilitate the negotiations and conduct up to eight consecutive hours of mediated negotiations in Houston, Texas within 30 days after the notice is first sent. If, within 10 days after the initial notice, the parties are not able to agree upon a mediator, the party originally giving the notice shall promptly notify American Arbitration Association ("AAA"), 140 West 51st Street, New York, New York 10020-1203 [telephone (212) 484-3266; fax (212) 307-4387], AAA will promptly designate a mediator who is independent and impartial, and AAA's decision about the identity of the mediator will be final and binding.

         (b) No arbitration may be commenced by any party unless and until a negotiation complying with the foregoing paragraph has been completed, and no litigation or other proceeding may ever be instituted at any time in any court for the purpose of adjudicating, interpreting or enforcing any rights or obligations of the parties hereto or any rights or obligations relating to the subject matter hereof, whether or not covered by the express terms of this Agreement, or for the purpose of adjudicating a breach or determination of the validity of this Agreement, or for the purpose of appealing any decision of an arbitrator, except a proceeding instituted for the sole purpose of having the award or judgment or an arbitrator entered and enforced.

         (c) If a controversy or dispute is not resolved after completion of the negotiation process described above, then, upon notice by any party to the other parties (an "Arbitration Notice") and to AAA, the controversy or dispute shall be submitted to a sole arbitrator who is independent and impartial, for binding arbitration in Houston, Texas, in accordance with AAA's Commercial Arbitration Rules (the "Rules"). The parties agree that they will faithfully observe this Agreement and the Rules and that they will abide by and perform any award rendered by the arbitrator. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1-16 (or by the same principles enunciated by such Act in the event it may not be technically applicable). The award or judgment of the arbitrator shall be final and binding on all parties and judgment upon the award or judgment of the arbitrator may be entered and enforced by any court having jurisdiction. If any party becomes the subject of a bankruptcy, receivership or other similar proceeding under the laws of the United States of America, any state or commonwealth or any other nation or political subdivision thereof, then, to the extent permitted or not prohibited by applicable law, any factual or substantive legal issues arising in or during the pendency of any such proceeding shall be subject to all of the foregoing mandatory mediation and arbitration provisions and shall be resolved in accordance therewith. The agreements contained herein have been given for valuable consideration, are coupled with an interest and are not intended to be executory contracts. The fees and expenses of the arbitrator will be shared by all parties engaged in the dispute or controversy on a basis determined to be fair and equitable by the arbitrator, taking into account the relative fault of each party, the relative credibility and merit of all claims and defenses made by each party and the cooperation, speed and efficiency of each party in conducting the arbitration proceedings and complying with the Rules and with orders and requests of the arbitrator.

         (d) Promptly after the Arbitration Notice is given, AAA will select three possible arbitrators with experience in the subject matter of the controversy, to whom AAA will give the identifies of the parties and the general nature of the controversy. If any of those arbitrators disqualifies himself or declines to serve, AAA shall continue to designate potential arbitrators until the parties have three to select from. After the panel of three potential arbitrators has been completed, a two-page summary of the background of each of the potential arbitrators will be given to each of the parties, and the parties will have a period of 10 days after receiving the summaries in which to attempt to agree upon the arbitrator to conduct the arbitration. If the parties are unable to agree upon an arbitrator, then one of the parties shall notify AAA, and AAA shall select the arbitrator from one of the three, or less, if one or more has been found to be disqualified or removes himself from consideration (if all three are disqualified or remove themselves, then AAA shall start the arbitration-selection process over again). The decision of AAA with respect to the selection of the arbitrator will be final and binding in such case.

         (e) Within 10 days after the selection of the arbitrator, the parties and their counsel will appear before the arbitrator at a place and time in Houston, Texas, as may be designated by the arbitrator for the purpose of each party making a one hour or less presentation and summary of the case. Thereafter, the arbitrator will set dates and times for additional hearings until the proceeding is concluded. The desire and goal of the parties is, and the arbitrator will be advised that his goal should be, to conduct and conclude the arbitration proceeding as expeditiously as possible. If any party or his counsel fails to appear at any hearing, the arbitrator shall be entitled to reach a decision based on the evidence which has been presented to him by the parties who did appear.

         (f) Any arbitral award may be enforced in the courts of the state of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts for said purpose and the parties hereby irrevocably waive to the fullest extent permitted by law any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (g) The arbitrator will have no authority to award punitive or other damages not measured by the prevailing party's actual damages and may not, in any event, make any ruling, finding, or award that does not conform to the terms and conditions of the this Warrant.

         (h) The provisions of this Section 22 relating to arbitration of disputes shall not apply to the enforcement of any rights or obligations in connection with this Warrant.

         23. Successors and Assigns. Subject to the provisions in Section 14, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder.

         24. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         25. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         26. Cancellation of Existing Warrants; Entire Agreement. This Warrant has been issued in replacement of, and substitution for, that certain Michael Holdings, Inc. Stock Purchase Warrant dated as of August 12, 1996 issued by the Company (designated Warrant No. 1) and that certain Michael Gas Production Corporation Stock Purchase Warrant dated as of August 12, 1996 issued by Michael Gas Production Corporation (designated Warrant No. 1) (collectively the "Existing Warrants"), which Existing Warrants have been duly endorsed and returned by each Holder to the respective issuer thereof and which Existing Warrants have been marked canceled and such cancellation has been duly noted in the Warrant Register and other appropriate records of the Company and Michael Gas Production Corporation, as applicable. This Warrant constitutes the entire agreement between the parties respecting the subject matter hereof and hereby terminates, cancels and supersedes the Existing Warrants and any and all other negotiations, understandings, written and verbal agreements relating to the subject matter hereof between the parties hereto.

         IN WITNESS WHEREOF, the undersigned hereby executes this Stock
Purchase Warrant as of                , 1998.



                                        MICHAEL HOLDINGS, INC.

                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

         Pursuant to Section 5 of this Warrant, the undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Common Stock of Michael Holdings, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such
exercise) be issued in the name of and delivered to   _________________ whose
address is _________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock now and hereafter issuable as provided in this Warrant, that a new Warrant ("New Warrant") of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

         By executing this Subscription Form, the undersigned agrees that the shares of Common Stock being requested hereby, and any New Warrant being issued pursuant hereto, will be held for investment purposes only and without a view to resell, in accordance with Section 15 of the Warrant.


                                   ---------------------------------------------
                                   (Name of Registered Owner)

                                   ---------------------------------------------
                                   (Signature of Registered Owner)

                                   ---------------------------------------------
                                   (Street Address)

                                   ---------------------------------------------
                                   (City)(State) (Zip Code)


         NOTICE:    The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.